EXHIBIT 32(b)
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Darden Restaurants, Inc. (“Company”) on Form 10-K for the year ended May 26, 2019, as filed with the Securities and Exchange Commission (“Report”), I, Ricardo Cardenas, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ricardo Cardenas
Ricardo Cardenas
Senior Vice President and Chief Financial Officer
July 19, 2019